                                                                   Exhibit 24

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Allen J. Krowe
                        ----------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Steven C. Mason, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Steven C. Mason
                        -----------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Harold A. McInnes, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Harold A. McInnes
                        -------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Robert Mehrabian
                       ------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Vincent A. Sarni, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Vincent A. Sarni
                        ------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ David G. Vice
                       ---------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ David R. Whitwam
                       ------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Erroll B. Davis, Jr.
                       ----------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Stanley C. Gault, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Stanley C. Gault
                        ------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Michele J. Hooper, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Michele J. Hooper
                       -------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Raymond W. LeBoeuf, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Raymond W. LeBoeuf
                        --------------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Jerry E. Dempsey, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint W. H. Hernandez and H. K. Linge, or either of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 1996.



                             /s/ Jerry E. Dempsey
                        ------------------------------